UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): April 2, 2007 (April 2, 2007)



                             PYR Energy Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                        001-15511               95-4580642
          --------                        ---------               ----------
(State or other jurisdiction      (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

       1675 Broadway, Suite 2450, Denver, Colorado                  80202
       -------------------------------------------                  -----
        (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (303) 825-3748

                                 Not Applicable
              -----------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

On April 2, 2007, PYR Energy Corporation ("PYR") issued a press release stating that it will review and assess the unsolicited cash Tender Offer made by Samson Investment Company and Samson Acquisition Corp. (collectively, "Samson") to acquire all outstanding shares of PYR's common stock for $1.21 per share.

In addition, with respect to PYR's Shareholders' Rights Plan, the Board of Directors has delayed the Distribution Date, which otherwise would have occurred on April 3, 2007 as a result of the announcement of Samson's intention to make the Tender Offer. If the Distribution Date occurs, PYR's existing stockholders, other than Samson and its affiliates, would be entitled to purchase additional shares of PYR common stock from PYR at a substantial discount. Delaying the Distribution Date will enable PYR to more fully evaluate the Tender Offer. The Distribution Date may still occur upon action by the Board of Directors. The Shareholder Rights Plan was filed with SEC as an exhibit to the PYR's Form 8-A on February 2, 2007.

A copy of the press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.     Description
-----------     -----------

99.1            Press Release of PYR Energy dated April 2, 2007

                                      *****

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 2, 2007                        PYR ENERGY CORPORATION



                                            By: /s/ Kenneth R. Berry, Jr.
                                            -----------------------------
                                            Kenneth R. Berry, Jr.
                                            Chief Executive Officer and
                                            President

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1                       Press Release of PYR Energy dated April 2, 2007